INDEXIQ ETF TRUST
(the “Trust”)
IQ Candriam ESG US Equity ETF
(the “Fund”)
Supplement dated June 30, 2022 (“Supplement”)
to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
each dated August 31, 2021, as supplemented
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus or SAI.
1.
Effective August 31, 2022, the Fund’s name will change from “IQ Candriam ESG US Equity ETF” to “IQ Candriam ESG U.S. Large Cap Equity ETF.”

2.
Effective August 31, 2022, the following disclosure will be added as the fourth sentence of the first paragraph of the section in the Prospectus entitled “Principal Investment Strategies”:

The Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of U.S. large-capitalization equity securities.
3.
Effective August 31, 2022, the second bullet beneath the sixth paragraph of the section entitled “Description of the Principal Investment Strategies of the Funds” is deleted in its entirety and replaced with the following:

The IQ Candriam ESG U.S. Large Cap Equity ETF has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of U.S. large-capitalization equity securities.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE
MEIQSU16a-06/22